UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024 (November 22, 2024)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15925	13-3893191
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 465-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On November 22, 2024, CHS/Community Health Systems, Inc. ("CHS"), a wholly-owned subsidiary of Community Health Systems, Inc. (the "Company"), and WoodBridge Healthcare, Inc. ("WoodBridge") mutually agreed to terminate the Asset Purchase Agreement, dated as of July 30, 2024, as amended (the "Purchase Agreement"), between CHS and certain wholly-owned subsidiaries (the "CHS Selling Entities") and WoodBridge and certain of its affiliates (collectively, the "Purchaser"). Under the terms of the Purchase Agreement, the Purchaser would have (i) acquired substantially all of the assets, and assumed certain liabilities, from the CHS Selling Entities, and (ii) acquired the equity interests of certain subsidiaries held by the CHS Selling Entities, in any such case, related to the following acute care hospitals and certain related businesses: (a) Regional Hospital of Scranton in Scranton, Pennsylvania, (b) Moses Taylor Hospital in Scranton, Pennsylvania, and (c) Wilkes-Barre General Hospital in Wilkes-Barre, Pennsylvania. This termination was disclosed by the Company in a press release, dated November 26, 2024, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The termination of the Purchase Agreement was due to WoodBridge's inability to satisfy the funding requirements in the Purchase Agreement because of certain developments affecting the expected proceeds available to WoodBridge from the issuance of publicly offered tax-exempt and taxable bonds.

Under the terms of the Purchase Agreement, no termination fee, or similar fee or penalty, is payable either by or to CHS in connection with the termination.

The foregoing description of the Purchase Agreement is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 30, 2024, announcing CHS's original entry into the Purchase Agreement, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 26, 2024, the Company issued a press release announcing the termination of the Purchase Agreement as set forth above, a copy of which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Community Health Systems, Inc. Press Release dated November 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

Date	November 26, 2024	By:	/s/ Tim L. Hingtgen
Tim L. Hingtgen Chief Executive Officer and Director (principal executive officer)